Exhibit 32.0
Section 1350 Certification of Chief Executive Officer and Chief Financial Officer
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADDED BY
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Best Hometown Bancorp, Inc. (the “Company”) on Form 10-K for the period ended December 31, 2016 as filed with the Securities and Exchange Commission (the “Report”), the undersigned hereby certify, pursuant to 18 U.S.C. §1350, as added by § 906 of the Sarbanes-Oxley Act of 2002, that:
(1)
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

/s/ Ronnie R. Shambaugh Ronnie R. Shambaugh President and Chief Executive Officer (principal executive officer)
/s/ H. Allen Salter, CPA H. Allen Salter Executive Vice President and Chief Financial Officer (principal financial and accounting officer)
Date: March 30, 2017